Revenue	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Disaggregated Revenues
The tables below show the Company’s disaggregated revenue for the periods presented:

	Year Ended December 31,
	2021	2020	2019
Subscription revenues	$1,034,356	$877,659	$805,518
Re-occurring revenues	453,242	111,929	—
Transactional and other revenues	393,247	287,560	169,265
Total revenues, gross	1,880,845	1,277,148	974,783
Deferred revenues adjustment(1)	(3,951)	(23,101)	(438)
Total revenues, net	$1,876,894	$1,254,047	$974,345

(1) Reflects the deferred revenues adjustment made as a result of purchase accounting prior to the adoption of FASB ASU No. 2021-08, "Accounting for Contract Assets and Contract Liabilities from Contracts with Customers". In the fourth quarter of 2021, Clarivate adopted ASU No. 2021-08 which allows an acquirer to account for the related revenue contracts in accordance with Topic 606 as if it had originated the contracts. This guidance was applied retrospectively to all business combinations for which the acquisition date occurs during or subsequent to the fiscal year 2021.

Cost to Obtain a Contract
The Company has prepaid sales commissions included in both Prepaid expenses and Other non-current assets on the balance sheets. The amount of prepaid sales commissions included in Prepaid expenses was $27,226 and $13,970 as of December 31, 2021 and 2020, respectively. The amount of prepaid sales commissions included in Other non-current assets was $17,106 and $14,102 as of December 31, 2021 and 2020, respectively. The Company has not recorded any impairments against these prepaid sales commissions.
Contract Balances

	Accounts receivable, net	Current portion of deferred revenues	Non-current portion of deferred revenues
Opening (1/1/2021)	$737,733	$707,318	$41,399
Closing (12/31/2021)	906,428	1,030,399	54,250
(Increase)/decrease	$(168,695)	$(323,081)	$(12,851)

Opening (1/1/2020)	$333,858	$407,325	$19,723
Closing (12/31/2020)	737,733	707,318	41,399
(Increase)/decrease	$(403,875)	$(299,993)	$(21,676)

Opening (1/1/2019)	$331,295	$391,102	$17,112
Closing (12/31/2019)	333,858	407,325	19,723
(Increase)/decrease	$(2,563)	$(16,223)	$(2,611)
The amount of revenue recognized in the period that was included in the opening deferred revenues balances was $563,062, $400,656 and $391,102 for the years ended December 31, 2021, 2020 and 2019, respectively. This revenue consists primarily of subscription revenues.
Transaction Price Allocated to the Remaining Performance Obligation
As of December 31, 2021, approximately $92,887 of revenue is expected to be recognized in the future from remaining performance obligations, excluding contracts with duration of one year or less. The Company expects to recognize revenue on approximately 47.6% of these performance obligations over the next 12 months. Of the remaining 52.4%, 26.8% is expected to be recognized within the following year, 15.8% is expected to be recognized within three to five years, with the final 9.8% expected to be recognized within six to ten years.